The UBS Funds Statement of Additional Information Supplement

October 8, 2009 Dear Investor,

The purpose of this supplement is to update the statement of additional information of the series of
The UBS Funds dated October 28, 2008 (“SAI”) as follows:

Effective on October 14, 2009, Scott Hazen will resign as a portfolio manager for the UBS U.S.
Equity Alpha Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Large Cap Value Equity Fund.
Therefore, all references and information relating to Scott Hazen on pages 70 and 73 of the SAI are deleted in their entirety. The other portfolio managers listed in the SAI as serving the UBS U.S.
Equity Alpha Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Large Cap Value Equity Fund
will continue to serve in their respective positions.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR STATEMENT OF
ADDITIONAL INFORMATION DATED OCTOBER 28, 2008.

Item # ZS-392